EXHIBIT 10(bn)

                              FIRST AMENDMENT TO

                      HALLMARK FINANCIAL SERVICES, INC.

                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


      1. Introduction. Resolutions amending the Hallmark Financial Services, Inc. 1994 Non-Employee Director Stock Option Plan (the "1994 Director Plan") were adopted by the Board of Directors on January 30, 1996, and approved at the Annual Meeting of Shareholders of Hallmark Financial Services, Inc. on May 21, 1996.

      2. Amendment to Section 2. In accordance with Section 10 of the 1994 Director Plan, Section 2 of the 1994 Director Plan is hereby amended by deleting the number "700,000" and inserting in its place the number "1,375,000".

      3. Amendment to Subsection 5(d). In accordance with Section 10 of the 1994 Director Plan, Subsection 5(d) of the 1994 Director Plan is hereby amended by deleting the number "75,000" and inserting in its place the number "125,000".

      4. Addition of Subsection 5(f). In accordance with Section 10 of the 1994 Director Plan, Section 5 of the 1994 Director Plan is hereby amended by adding the following Subsection (f):

           "(f) Notwithstanding Section 5(e) hereof, effective as of January 9, 1996, the following Eligible Persons are hereby granted non-qualified options to purchase the number of shares of the Common Stock set forth opposite their respective names and at the exercise price so indicated (as determined in accordance with Section 3 hereof):

                               No. of Shares for
      Name                   which Options Granted    Exercise Price
      ----                   ---------------------    --------------
      Jack R. Daugherty              50,000                $1.00
      Kenneth H. Jones, Jr.          50,000                $1.00
      Samuel W. Rizzo                50,000                $1.00
      A. R. Dike                     50,000                $1.00
      James H. Graves                50,000                $1.00
      George R. Manser               50,000                $1.00
      C. Jeffrey Rogers              50,000                $1.00

      5.   Effect on Other Provisions.   Except as expressly amended  hereby,
 the 1994 Director Plan shall remain in full force and effect as originally adopted.